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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pure Resources, Inc. (the "Company") on Form 10-K/A Amendment No. 1 for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William K. White, Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 2, 2002               /s/ William K. White
                                     -------------------------------------------
                                     William K. White
                                     Vice President, Finance and Chief Financial
                                     Officer